                                       LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

                    [LOGO OF LOOMIS SAYLES INVESTMENT TRUST]

                                                        PROSPECTUS . MAY 1, 2001


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                      1
  General Information                                                    1
  Loomis Sayles Core Plus Fixed Income Fund                              2
  Summary of Principal Risks                                             5

EXPENSES OF THE FUND                                                     8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS    9

MANAGEMENT                                                              16
  Investment Adviser                                                    16
  Portfolio Managers                                                    16

GENERAL INFORMATION                                                     17
  Pricing                                                               17
  How to Purchase Shares                                                17
  How to Redeem Shares                                                  19
  Dividends and Distributions                                           19
  Tax Consequences                                                      20

APPENDIX A

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return Summary describes the Fund's objective, principal investment strategies and principal risks. The Fund's summary pages include a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after these summary pages.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.




You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 25% of its assets in lower rated fixed income securities ("junk bonds"). The Fund typically emphasizes current yield, in addition to undervalued issues and sectors, and generally focuses on relatively higher yielding fixed income securities. The Fund's weighted average duration generally is two to five years.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Loomis Sayles also analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

The Fund also may invest in fixed income securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS. Among the principal risks of investing in the Fund are the following:
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

 . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses); and

 .   foreign risk (the risk that the value of the Fund's investments will fall as a result of foreign political, social or economic changes).

PERFORMANCE. No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

Interest rate risk may be compounded for the Fund since it invests in mortgage-backed and asset-backed securities. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-backed and asset-backed securities tend to lengthen, and their value decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in foreign securities.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements or by borrowing money, the Fund faces this risk.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following table presents the expenses that you would pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                             Total
                                                            Annual      Fee
                                                             Fund     Waiver/
                         Management Distribution   Other   Operating Reimburse-    Net
Fund                        Fees    (12b-1) Fees Expenses* Expenses    ment**   Expenses**
------------------------------------------------------------------------------------------
Loomis Sayles Core Plus
 Fixed Income Fund         0.35%        none       0.43      0.78       0.28      0.50%
------------------------------------------------------------------------------------------

* Other expenses are based on estimated amounts for the current fiscal year.

** Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February
    1, 2002.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

Fund                     1 Year*  3 Years*
------------------------------------------
Loomis Sayles Core Plus
 Fixed Income Fund         $51      $221
------------------------------------------

* Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES

  To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES

  A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The Fund's achievement of its investment objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Investment Trust oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at the annual rate of 0.35% of its average net assets for these services.

PORTFOLIO MANAGERS

Curt A. Mitchell and Richard K. Rezek, Vice Presidents of Loomis Sayles and Vice Presidents of Loomis Sayles Investment Trust, have served as co-portfolio managers of the Fund since its inception in 2001. Both have been employed by Loomis Sayles for more than five years.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:

 State Street Bank and Trust Company
 P.O. Box 1978
 Boston, MA 02105
 Attention: Loomis Sayles Investment Trust

For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange for your shares to be bought or sold at the Fund's NAV on that day.

Shares of the Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions:

 State Street Bank and Trust Company
 Boston, MA 02101
 ABA No. 011000028
 DDA 4133-408-7
 Mutual Funds f/b/o Loomis Sayles Investment Trust
 Loomis Sayles Core Plus Fixed Income Fund
 (Your Name)
 (Your account number)

Your bank may charge a fee for transmitting funds by wire.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short swings in the market.

The minimum initial investment for the Fund is $1,000,000. Each subsequent investment must be at least $50,000. Loomis Sayles Investment Trust reserves the right to waive these minimums in its sole discretion.

HOW TO REDEEM SHARES

You can redeem shares of the Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, the Fund reserves the right to redeem shares in kind.

You may make redemptions from the Fund by sending a written request that includes the Fund's name, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:

 State Street Bank and Trust Company
 P.O. Box 1978
 Boston, MA 02105
 Attention: Loomis Sayles Investment Trust

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays any net investment income to shareholders as dividends annually. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:
 . Reinvest all distributions in additional shares.
 . Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Because the Fund is designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Fund is not managed with a view to reducing taxes. For federal income tax purposes, if the shareholder is subject to tax, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including possible foreign, state and local taxes.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) provides additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

You may get free copies of the SAI, request other information about the Fund and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.

Loomis Sayles Investment Trust
One Financial Center
Boston, MA 02111
888-226-9699
www.loomissayles.com

File No. 811-8282

                    [LOGO OF LOOMIS SAYLES INVESTMENT TRUST]

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                    February 1, 2001 as revised May 1, 2001

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF EACH SERIES ("FUND") OF LOOMIS SAYLES INVESTMENT TRUST DATED FEBRUARY 1, 2001 (FEBRUARY 28, 2001 FOR THE LOOMIS SAYLES MID CAP GROWTH FUND AND MAY 1, 2001 FOR THE LOOMIS SAYLES CORE PLUS FIXED INCOME FUND), AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES INVESTMENT TRUST, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

LOOMIS SAYLES INVESTMENT TRUST

  .Loomis Sayles California Tax-Free Income Fund
  .Loomis Sayles Core Fixed Income Fund
  .Loomis Sayles Core Plus Fixed Income Fund
  .Loomis Sayles Fixed Income Fund
  .Loomis Sayles High Yield Fixed Income Fund
  .Loomis Sayles Intermediate Duration Fixed Income Fund
  .Loomis Sayles Investment Grade Fixed Income Fund
  .Loomis Sayles Mid Cap Growth Fund
  .Loomis Sayles Provident Fund
  .Loomis Sayles Small Company Growth Fund
  .Loomis Sayles Small Company Value Fund

                               TABLE OF CONTENTS

THE TRUST..................................................................   1

INVESTMENT STRATEGIES AND RISKS............................................   1

  Investment Restrictions..................................................   1

  Investment Strategies....................................................   4

  U.S. Government Securities...............................................   4

  When-Issued Securities...................................................   5

  Zero Coupon Bonds........................................................   5

  Repurchase Agreements....................................................   6

  Real Estate Investment Trusts............................................   6

  Rule 144A Securities.....................................................   7

  Foreign Currency Transactions............................................   7

  Options and Futures......................................................   8

  Small Companies..........................................................  10

  California Tax-Exempt Securities.........................................  10

MANAGEMENT OF THE TRUST....................................................  14

INVESTMENT ADVISORY AND OTHER SERVICES.....................................  20

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  24

DESCRIPTION OF THE TRUST...................................................  27

  Voting Rights............................................................  27

  Shareholder and Trustee Liability........................................  28

  How to Buy Shares........................................................  29

  Net Asset Value..........................................................  29

SHAREHOLDER SERVICES.......................................................  30

  Open Accounts............................................................  30

  Redemptions..............................................................  31

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS................  31

FINANCIAL STATEMENTS.......................................................  36

CALCULATION OF YIELD AND TOTAL RETURN......................................  36

PERFORMANCE COMPARISONS....................................................  37

PERFORMANCE DATA...........................................................  42

APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION.....  44

APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE.........................  46

                                   THE TRUST

  Loomis Sayles Investment Trust (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes eleven series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on December 23, 1993.

  Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

  The investment objective and principal investment strategies of each Fund are described in the Prospectus. The investment objectives and policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that, any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

  In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

  Each Fund will not:

  *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

  *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither

(i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

  *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

  *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

  *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

  (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

  *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

  The Funds have other non-fundamental investment parameters, as listed below.

  Loomis Sayles California Tax-Free Income Fund

  The Fund normally will invest at least 80% of its assets in issues rated A or better by Standard & Poor's or Moody's Investors Service, Inc. At the time of purchase, all issues will be rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc., or, if unrated, determined by Loomis Sayles to be of equivalent quality.

  Loomis Sayles Core Fixed Income Fund

  The Fund normally will invest at least 65% of its assets in fixed income securities.

  Loomis Sayles Core Plus Fixed Income Fund

  The Fund normally will invest at least 65% of its assets in fixed income securities.

  Loomis Sayles Fixed Income Fund

  The Fund normally will invest at least 65% of its assets in fixed income securities.

  Loomis Sayles High Yield Fixed Income Fund

  The Fund normally will invest at least 65% of its assets in lower rated fixed income securities ("junk bonds").

  Loomis Sayles Intermediate Duration Fixed Income Fund

  The Fund normally will invest at least 65% of its assets in fixed income securities and normally will maintain a weighted average duration of two to five years.

  Loomis Sayles Investment Grade Fixed Income Fund

  The Fund normally will invest at least 90% of its assets in investment grade fixed income securities.

  Loomis Sayles Mid Cap Growth Fund

  The Fund normally will invest at least 65% of its assets in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index.

  Loomis Sayles Provident Fund

  The Fund normally will invest at least 65% of its assets in common stocks and other equity securities.

  Loomis Sayles Small Company Growth Fund

  The Fund normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its assets in larger companies.

  Loomis Sayles Small Company Value Fund

  The Fund normally will invest at least 65% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its assets in larger companies.

  The Funds intend, based on the views of the staff of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

  Although authorized to invest in restricted securities, the Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

  For purposes of the foregoing restrictions, the Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the Securities and Exchange Commission, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

  Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

  U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

  U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

  "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

  "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

  "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

  The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

  When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

  Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

  Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

  Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

  A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

  Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

  The Funds generally will not enter into forward contracts with a term of greater than one year.

  Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

  Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

OPTIONS AND FUTURES

  An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

  If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

  The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

  Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity.

Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

  An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

  Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

  In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

SMALL COMPANIES

  Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

CALIFORNIA TAX-EXEMPT SECURITIES

  The Loomis Sayles California Tax-Free Income Fund typically invests a substantial portion of its assets in California tax-exempt securities. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could adversely affect the State of California's ability, and the ability of local governments (such as counties and cities) within California, to raise revenues to meet their financial obligations. The following information is only a brief summary, is not a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements.

  As used below, "California Tax-Exempt Securities" includes issues secured by a direct payment obligation of the State and obligations of other issuers that rely in whole or in part on State revenues to pay their obligations, the interest on which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities, and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

  Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. Employment has grown by more than 1,000,000 since 1994.

  The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s until 1992-93, the State experienced recurring budget deficits. The State accumulated a budget deficit of about $2.8 billion at its peak on June 30, 1993. A further consequence of the large budget imbalances was to require the State to use a series of external borrowings to meet its cash needs. Due to the improved California economy, however, the State's finances and cash position also have improved, and no external borrowings occurred over the end of the last five fiscal years. The State Department of Finance estimates a balance in the budget reserve at June 30, 2000 of about $8.7 billion. The Governor's proposed 2001-2002 budget projects a balance in the reserve at June 30, 2001 of almost $5.8 billion, and the proposed budget projects a balance in reserve at June 30, 2002 of about $1.9 billion. Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors that limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken or other conditions intercede, the State will not experience budget deficits in the future.

  In the early 1990s, the ratings on the State's long-term general obligation bonds were reduced from the "AAA" ratings that existed before the recession. Beginning in 1996, the three major rating agencies raised their ratings of the State's general obligation bonds, which have been assigned ratings of "AA" by Standard & Poor's Ratings Group, "Aa2" by Moody's Investors Services, Inc., and "AA" by Fitch IBCA, Inc.

  State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS

  Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which limits ad valorem real property taxes and restricts the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

  The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has ended.

  Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

  Proposition 218. This initiative places additional and substantial limitations on the ability of California local governments to impose or raise various taxes, assessments, charges, and fees by requiring voter approval of such items. In addition, Proposition 218 clarified the right of local voters to reduce taxes, fees, assessments, or charges. Proposition 218 does not affect the State's ability to levy or collect taxes.

  Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

  Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed its limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

  Conclusion. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and it may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

ADDITIONAL ISSUES

  Mortgages and Deeds of Trust. The Fund may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

  Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that requires voter approval. In August 1998, the California Supreme Court issued a ruling that upheld the legality of these financing methods.

  Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

  Power Crisis. In December 2000, the California electric utility industry encountered severe financial difficulties caused in part by increasing costs of purchasing wholesale electric power while the rates that can be charged to consumers are limited by law. California's largest utilities were allowed to increase their rates to pass through to consumers some of these increased costs, but assert that the utilities may be unable to meet their cash needs as those needs arise and may default on their loans and/or file for bankruptcy. Some areas in California recently have been subjected to periodic scheduled blackouts to conserve power. The impact of the power crisis on the California economy is unknown but could be substantial.

                            MANAGEMENT OF THE TRUST

  The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:

  CHARLES J. FINLAYSON (61)--Trustee. 66 Till Rock Lane, Norwell,
Massachusetts. Retired. Formerly Vice President, General Counsel, Secretary, and Director of Loomis Sayles and Vice President and Secretary of the Trust.

  TIMOTHY J. HUNT (69)--Trustee. 26 Dennett Road, Marblehead, Massachusetts. Trustee of Loomis Sayles & Company Pension and Profit Sharing Plan, Formerly, Vice President and Director of Fixed Income Research for Loomis Sayles.

  DANIEL J. FUSS (67)--President. Vice Chairman and Director, Loomis Sayles.

  ROBERT J. BLANDING (53)--Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

  MARK W. HOLLAND (51)--Treasurer. Vice President and Director of Loomis
Sayles.

  SHEILA M. BARRY (55)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

  KEVIN CHARLESTON (35)--Vice President. Vice President, Director and Chief Financial Officer, Loomis Sayles. Formerly, Senior Vice President and Treasurer, Nvest Companies, L.P.

  CHRISTOPHER R. ELY (45)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

  QUENTIN P. FAULKNER (61)--Vice President. Vice President, Loomis Sayles.

  PHILIP C. FINE (51)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

  KATHLEEN C. GAFFNEY (39)--Vice President. Vice President, Loomis Sayles.

  MICHAEL J. MILLHOUSE (45)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President and Director, Loomis Sayles.

  CURT MITCHELL (40)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President, Loomis Sayles.

  KENT P. NEWMARK (62)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner, and Director, Loomis Sayles.

  ROBERT K. PAYNE (58)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

  RICHARD REZEK ( 41)--Vice President. Vice President, Loomis Sayles.

  CRAIG SMITH (33)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President, Loomis Sayles.

  DAVID L. SMITH (47)--Vice President. Vice President, Loomis Sayles. Formerly, Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

  FREDERICK E. SWEENEY, JR. (40)--Vice President. Vice President, Loomis
Sayles.

  DANIEL G. THELEN (42)--Vice President. Vice President, Loomis Sayles.

  ANTHONY J. WILKINS (58)--Vice President. Vice President and Director, Loomis Sayles.

  Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

  Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers listed above who are directors, officers, or employees of Loomis Sayles. Each trustee, neither of whom is a director, officer, or employee of Loomis Sayles, is compensated at the rate of $10,000 per annum.

                               PRINCIPAL HOLDERS

  The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of a Fund's outstanding securities. Information provided in this table is as of February 28, 2001.

                                                                 PERCENTAGE OF
SHAREHOLDER                           ADDRESS                     SHARES HELD
-----------                           -------                    -------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Amsouth Bank,                         P.O. Box 12365                16.20%
Paul M. Davis for Peter Davis         Birmingham, AL 35202
Koeppel Family Trust                  1445 Cabellero Road           10.60%
                                      Arcadia, CA 91006
Camille Basha & Connie Vitale JTTE    1015 San Marino Avenue        10.55%
                                      San Marino, CA 91108
Connie Vitale & Camille Basha JTTE    1015 San Marino Avenue         9.03%
                                      San Marino, CA 91108
James M. Cubbon                       1416 Via Margarita             7.73%
                                      Palos Verdes Estates,
                                      CA 90274
Amsouth Bank,                         P.O. Box 12365                 6.59%
Paul M. Davis for Peter Davis Family  Birmingham, AL 35202
Francis M. & Nancy W. Wheat TTEES     2130 Lombardy,                 5.96%
                                      San Marino, CA 91108
Joseph E. & Ellen Mueth TTEEs,        225 S. Lake Avenue             5.88%
Mueth Family Trust                    Pasadena, CA 91101
LOOMIS SAYLES CORE FIXED INCOME FUND
Asbestos Workers Local #84            36 East Warner Road           35.83%
Pension Plan                          Akron, OH 44319
City of Livonia Retiree Health and    33000 Civic Center Drive      28.66%
Disability Benefits Plan and Trust    Livonia, MI 48154-3097
AAUW Educational Foundation           1111 Sixteenth Street,        11.10%
                                      NW
                                      Washington, DC 20036
Southeastern Michigan Chapter, NECA   25180 Lahser Road             10.95%
                                      P.O. Box 385
                                      Southfield, MI 48037
Michigan Peer Review Organization     40600 Ann Arbor Road           5.62%
                                      Suite 200
                                      Plymouth, MI 48170-4495

                                                                 PERCENTAGE OF
SHAREHOLDER                          ADDRESS                      SHARES HELD
-----------                          -------                     -------------
LOOMIS SAYLES FIXED INCOME FUND
Marsh & McLennan Companies Defined    1166 Avenue of the            23.02%
                                      Americas
Benefit Plan Remainder Unitrust A     New York, NY 10036-2774
Boehringer Ingelheim Corporation      900 Ridgebury Road             8.08%
                                      Ridgefield, CT 06887
New Hampshire Charitable Foundation   37 Pleasant Street             7.59%
                                      Concord, NJ 03301-4005
Painters & Allied Trades              25 Colgate Road                6.42%
District Council #35 Pension Fund     Roslindale, MA 02131-1105
LOOMIS SAYLES HIGH YIELD FIXED INCOME
Blue Cross Blue Shield of             100 Summer Street             46.10%
Massachusetts, Inc.                   Boston, MA 02110
Retirement Income Trust
Worcester Polytechnic Institute       100 Institute Road            14.66%
                                      Worcester, MA 01609
Pomona College                        550 N. College Avenue         14.36%
                                      Claremont, CA 91711
Mills College                         500 MacArthur Blvd.           14.08%
                                      Oakland, CA 94613
Energen Corporation                   210 Sixth Avenue,             10.24%
Retirement Income Plan                North Birmingham, AL 35203
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
Trustees of Clark University          950 Main Street               74.64%
                                      Worcester, MA 01610
Youngstown Jewish Foundation          505 Gypsy Lane                18.67%
                                      Youngstown, OH 44504
Northern Trust Company as Custodian   Northern Trust Company         6.70%
For Steel Service Center Institute    P.O. Box 92956
                                      Chicago, IL 60675
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
BOST & CO.                            Mellon Bank, N.A.             10.15%
                                      Mutual Funds Department
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198
Local 522 Pension Fund                139-16 91st Avenue             8.03%
                                      Jamaica, NY 11435
Braintree Contributory Retirement     71 Cleveland Avenue            7.59%
System
                                      Braintree, MA 02184
Wichita State University              1845 Fairmount                 7.54%
Endowment Association                 Wichita, KS 67260
FMB Trust Company                     P.O. Box 1596                  7.42%
                                      Baltimore, MD 21203-1596
Jupiter & Co.                         P.O. Box 9130                  7.37%
                                      FPG 90
                                      Boston, MA 02117-9130
UMBSC & Co., FBO Agco                 UMB, P.O. Box 419175           5.36%
Corp. Master Trust                    Kansas City, MO 64141
Stripe & Co. F/A/O                    P.O. Box 160                   5.06%
Lear Siegler                          Westerville, OH 43086




                                                                   PERCENTAGE OF
SHAREHOLDER                          ADDRESS                        SHARES HELD
-----------                          -------                       -------------
LOOMIS SAYLES PROVIDENT FUND
Brockton Health Corp. Endowment      680 Centre Street                 40.99%
                                     Brockton, MA 02402-3395
Jewish Federation of Rhode Island    130 Sessions Street               33.45%
                                     Providence, RI 029
Brockton Hospital Pension Trust      680 Centre Street                 24.13%
                                     Brokton, MA 02402-33
LOOMIS SAYLES SMALL COMPANY GROWTH FUND
Plumbers & Pipefitters               Plan Administrator                13.36%
Local No. 189 Master Trust           1230 Kinnear Ro
                                     Columbus, OH 43212
Comerica Bank, Custodian for the     Comerica Bank                     13.21%
Sterling Heights Police and Fire     P.O. Box 750
Retirement System Act 345            Detroit, MI 48275
Plumbers & Pipefitters               Northern Trust Company            12.36%
Local No. 189                        50 South Lasalle Street
Chrysler Insurance Co.               27777 Franklin Road               6.42%
                                     Southfield, MI 48034
Massachusetts Water Resources        100 First Avenue                   6.07%
 Authority
Employees Retirement Plan            Charlestown Navy Yard
                                     Charlestown, MA 02129
St. Luke's Charitable Health Trust   2999 N. 44th Street                5.92%
                                     Suite 530
                                     Phoenix, AR 85018
Community Foundation for             333 West Fort Street               5.30%
Southeastern Michigan                Suite 2010
                                     Detroit, MI 48226
Duke Corenty Contributory            RR1 Box 862                        5.29%
Retirement System                    Vineyard Haven, MA 02568
LOOMIS SAYLES SMALL COMPANY VALUE FUND
Westfield Contributory Retirement    59 Court Street                   57.08%
 System
                                     P.O. Box 106
                                     Westfield, MA 01086-0106
Medford Retirement Board             85 George P. Hassett              42.92%
                                     Drive
                                     Medford, MA 02155
        [/R]

  To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

  Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

FUND                                                                       RATE
----                                                                       -----
Loomis Sayles California Tax-Free Income Fund............................. 0.50%
Loomis Sayles Core Fixed Income Fund...................................... 0.30%
Loomis Sayles Core Plus Fixed Income Fund................................. 0.35%
Loomis Sayles Fixed Income Fund........................................... 0.50%
Loomis Sayles High Yield Fixed Income Fund................................ 0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund..................... 0.30%
Loomis Sayles Investment Grade Fixed Income Fund.......................... 0.40%
Loomis Sayles Mid Cap Growth Fund......................................... 0.75%
Loomis Sayles Provident Fund.............................................. 0.50%
Loomis Sayles Small Company Growth Fund................................... 0.75%
Loomis Sayles Small Company Value Fund.................................... 0.75%

  During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each
Fund:

                             FISCAL PERIOD       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                             ENDED 9/30/98*           9/30/99                9/30/00
                          -------------------- ---------------------- ----------------------
                                   FEE WAIVERS            FEE WAIVERS            FEE WAIVERS
                          ADVISORY AND EXPENSE  ADVISORY  AND EXPENSE  ADVISORY  AND EXPENSE
FUND                        FEES   ASSUMPTIONS    FEES    ASSUMPTIONS    FEES    ASSUMPTIONS
----                      -------- ----------- ---------- ----------- ---------- -----------
Loomis Sayles California
 Tax-Free Income Fund...  $ 66,039   $90,006   $  100,301  $109,084   $   79,492  $ 81,116
Loomis Sayles Core Fixed
 Income Fund............    69,281    85,691      105,164   105,013       77,065    75,475
Loomis Sayles Core Plus
 Fixed Income Fund......       N/A       N/A          N/A       N/A          N/A       N/A
Loomis Sayles Fixed
 Income Fund............   774,225    51,944    1,389,093         0    1,847,489         0
Loomis Sayles High Yield
 Fixed Income Fund......   147,356    91,510      147,861    98,741      183,586    84,646
Loomis Sayles
 Intermediate Duration
 Fixed Income Fund......    29,959    58,465       53,685    84,976       67,029    74,205
Loomis Sayles Investment
 Grade Fixed Income
 Fund...................   301,182    77,026      535,492    55,557      608,679    49,311
Loomis Sayles Mid Cap
 Growth Fund............       N/A       N/A          N/A       N/A          N/A       N/A
Loomis Sayles Provident
 Fund...................   102,595    77,607      115,794    81,013      116,144    69,257
Loomis Sayles Small
 Company Growth Fund....       N/A       N/A       27,118    45,778      615,113    74,319
Loomis Sayles Small
 Company Value Fund.....       N/A       N/A       57,381    31,229      282,923   126,805

-----------------
* The fiscal year end for each of the Funds changed to September 30 in 1998.

  Other Services. During the fiscal year ended September 30, 2000, Loomis Sayles performed certain accounting and administrative services for the Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") between Loomis Sayles and the Trust dated May 8, 2000. Under the Administrative Services Agreement, the Trust reimburses Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services, and (vii) treasury tax services and other treasury services as may arise from time to time. For these services, Loomis Sayles was reimbursed by the Trust on behalf of the Funds in the following

                                                                   MAY 16, 2000-
FUND                                                               SEPT 30, 2000
----                                                               -------------
Loomis Sayles California Tax-Free Income Fund.....................    $ 1,740
Loomis Sayles Core Fixed Income Fund..............................      1,917
Loomis Sayles Core Plus Fixed Income Fund.........................        N/A
Loomis Sayles Fixed Income Fund...................................     45,044
Loomis Sayles High Yield Fixed Income Fund........................      3,848
Loomis Sayles Intermediate Duration Fixed Income Fund.............      2,210
Loomis Sayles Investment Grade Fixed Income Fund..................     17,792
Loomis Sayles Mid Cap Growth Fund.................................        N/A
Loomis Sayles Provident Fund......................................      2,756
Loomis Sayles Small Company Growth Fund...........................     13,228
Loomis Sayles Small Company Value Fund............................      3,776

  The Trust pays the compensation of its trustees, who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

  Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

  As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

  Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

  Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

  Loomis Sayles acts as investment adviser or subadviser to CDC Nvest Star Value Fund, CDC Nvest Strategic Income Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Small Cap Fund, and CDC Nvest Balanced Fund, which are series of CDC Nvest Funds Trust I, a registered open-end management investment company; CDC Nvest High Income Fund, a series of CDC Nvest Funds Trust II, a registered, open-end management investment company; the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Funds, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L. P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS

Asset Management North America L.P., CDC IXIS Asset Management North American, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

  The eighteen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively have more than $130 billion in assets under management or administration as of September 30, 2000.

  Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

  Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

  Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns, and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements incorporated by reference herein from the Funds' 2000 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  The following tables set forth, for the 1999 and 2000 fiscal years and the 1998 fiscal period (January 1, 1998 through September 30, 1998), respectively,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which brokerage commissions were paid during such period that were directed to brokers providing research services ("directed transactions"), and (3) the dollar amount of commissions paid on directed transactions during such period. Funds not listed in a table did not pay brokerage commissions during the relevant period.

                     FISCAL PERIOD ENDED SEPTEMBER 30, 1998
                     (JANUARY 1, 1998--SEPTEMBER 30, 1998)

                                               (1)                      (3)
                                            AGGREGATE      (2)      COMMISSIONS
                                            BROKERAGE    DIRECTED   ON DIRECTED
FUND                                       COMMISSIONS TRANSACTIONS TRANSACTIONS
----                                       ----------- ------------ ------------
Loomis Sayles Provident Fund..............   $67,792   $16,760,122    $17,490

                      FISCAL YEAR ENDED SEPTEMBER 30, 1999

                             (1)                      (3)
                          AGGREGATE      (2)      COMMISSIONS
                          BROKERAGE    DIRECTED   ON DIRECTED
FUND                     COMMISSIONS TRANSACTIONS TRANSACTIONS
----                     ----------- ------------ ------------
Loomis Sayles Provident
 Fund...................  $119,910    $4,680,724     $6,324
Loomis Sayles Small
 Company Growth Fund....  $  7,859    $   72,715     $  120
Loomis Sayles Small
 Company Value Fund.....  $408,352    $  129,210     $  330

                      FISCAL YEAR ENDED SEPTEMBER 30, 2000

                             (1)                      (3)
                          AGGREGATE      (2)      COMMISSIONS
                          BROKERAGE    DIRECTED   ON DIRECTED
FUND                     COMMISSIONS TRANSACTIONS TRANSACTIONS
----                     ----------- ------------ ------------
Loomis Sayles Provident
 Fund...................  $132,396            --         --
Loomis Sayles Small
 Company Growth Fund....  $ 61,380    $3,798,622     $5,002
Loomis Sayles Small
 Company Value Fund.....  $389,652    $  118,936     $  287

  The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2000.

FUND                                                   MARKET VALUE % OF ASSETS
----                                                   ------------ -----------
Loomis Sayles Core Fixed Income Fund
  Lehman Brothers Inc. ...............................  $  634,389     3.9%
Loomis Sayles Fixed Income Fund
  Morgan Stanley Dean Witter .........................  $   50,031     0.0%
  Salomon Brothers....................................  $   73,655     0.0%
Loomis Sayles Intermediate Duration Fixed Income Fund
  Lehman Brothers Inc. ...............................  $  615,708     3.0%
  Bear Stearns........................................  $  583,032     2.8%
  Nomura Asset Security Corp..........................  $  398,235     1.9%
  Morgan Stanley......................................  $  240,572     1.2%
  Donaldson Lufkin & Jenrette, Inc. ..................  $   73,637     0.4%
Loomis Sayles Investment Grade Fixed Income Fund
  Lehman Brothers Inc. ...............................  $1,474,424     1.0%
Loomis Sayles Small Company Value Fund
  Federated Investors Inc. ...........................  $  111,375     0.5%

                            DESCRIPTION OF THE TRUST

  The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

  The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

  The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

  The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

  The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

  Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

  The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

  There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

  Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

  No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

  The procedures for purchasing shares of each Fund are summarized in the Prospectuses under "General Information--How to Purchase Shares."

NET ASSET VALUE

  The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

  A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by the Trust. Certificates representing shares are issued only upon written request to the Trust but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year the Trust will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

  The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

  The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

  The procedures for redemption of Fund shares are summarized in the Prospectuses under "General Information--How to Redeem Shares."

  If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Trust at 888-226-9699. When a telephone redemption request is received, the proceeds are generally wired to the bank account previously chosen by the shareholder. Telephone redemption requests must be received by the Trust prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by the Trust, and a new request will be necessary.

  In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust is not responsible for the authenticity of withdrawal instructions received by telephone.

  The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

  A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

  As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

  Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

  As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

  The Internal Revenue Service ("IRS") requires any Fund to withhold 31% of any redemption proceeds and of any income dividends and capital gain distributions in the following situations:

  . If you do not provide a correct, certified taxpayer identification number to the Fund.

  . If the IRS notifies the Fund that you have underreported your income in the past and thus are subject to backup withholding.

  . If you fail to certify to the Fund that you are not subject to such backup withholding.

  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issue and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

  An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus

98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

  Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Loomis Sayles California Tax-Free Income Fund, as described in its Prospectus) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains, without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisers before making such an election.

  Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

  Each Fund may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

  Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

  Investment by a Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

  If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

  A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

  Generally a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investment in foreign securities or REITs.

  Redemptions of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be disallowed, in the case of the Loomis Sayles California Tax-Free Income Fund, to the extent of any exempt-interest dividends received by the shareholder and will be treated as a long-term capital loss, in the case of all the Funds, to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

  Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

  The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The IRS recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their advisers with respect to the potential application of these new regulations.

                              FINANCIAL STATEMENTS

  The financial statements of each Fund (other than the Loomis Sayles Mid Cap Growth Fund, which is a new Fund) are included in the Trust's 2000 Annual Report, filed with the SEC on November 29, 2000, are incorporated by reference to such Report.

                     CALCULATION OF YIELD AND TOTAL RETURN

  Yield. Yield with respect to a Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

  At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

  Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

  Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

  Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Fund Services as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

  Volatility. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

  Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

  Standard & Poor's Fund Services distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Fund Services, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Fund Services rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Fund Services classifies mutual funds by investment objective and asset category.

  Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

  Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

  Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

  CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

  Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

  Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

  Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

  Lehman Brothers Aggregate Bond Index. Lehman Brothers Bond Index consists of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage

Backed Securities Index and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Brothers Government/Corporate Bond Index consists of all bonds that are investment grade rated (Baa/BBB or higher) and which have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of original investment. The Mortgage-Backed Securities Index consists of all fixed rate, securities mortgage pools of GNMA, FNMA and the FMLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. The Asset-Backed Securities Index consists of credit-card, auto, home equity loans. Included in the index are pass through bullet (non-callable) and controlled amortization structures; no subordinated branches are included. All securities included in the Index have an average life of at least one year.

  Lehman Brothers Five Year Municipal Bond Index. The Lehman Brothers Five Year Municipal Bond Index is computed from prices on approximately 6,100 bonds that have a maturity range of 4-6 years. The Index consists of approximately 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% pre-refunded bonds. Index returns have not been reduced for ongoing management and operating expenses applicable to mutual funds investments.

  Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

  Lehman Brothers Government/Credit Intermediate Bond Index. The Lehman Brothers Government/Credit Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

  Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

  Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

  Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly

30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

  MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

  MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

  Merrill Lynch Domestic Master Index. The Merrill Lynch Domestic Master Index is comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities.

  Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

  Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market.

  Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the smallest 800 companies in the Russell 1000 Index.

  Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

  Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

  Standard & Poor's 500 Composite Stock Price Index (The "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

  From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

  The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Funds, where applicable, (i) for the one-year period ended September 30, 2000, (ii) for the three-year period ended September 30, 2000, (iii) for the five-year period ended September 30, 2000, (iv) from modified inception through September 30, 2000, and (v) from actual inception (as listed below) through September 30, 2000.

                                           AVERAGE ANNUAL TOTAL RETURN
                          --------------------------------------------------------------
                          CURRENT FOR THE   FOR THE    FOR THE     FROM
                            SEC   ONE-YEAR THREE-YEAR FIVE-YEAR  MODIFIED   FROM ACTUAL
                           YIELD   PERIOD    PERIOD    PERIOD   INCEPTION** INCEPTION***
                            AT     ENDED     ENDED      ENDED     THROUGH     THROUGH
FUND                      9/30/00 9/30/00   9/30/00    9/30/00    9/30/00     9/30/00
----                      ------- -------- ---------- --------- ----------- ------------
Loomis Sayles California
 Tax-Free Income Fund...    5.09%   4.63%     4.13%     4.97%       5.02%       5.02%
Loomis Sayles Core Fixed
 Income Fund............    7.33%   5.75%     5.03%      N/A        6.13%       5.97%
Loomis Sayles Core Plus
 Fixed Income Fund......     N/A     N/A       N/A       N/A         N/A         N/A
Loomis Sayles Fixed
 Income Fund............    8.78%   5.93%     4.08%     7.90%      10.43%      10.53%
Loomis Sayles High Yield
 Fixed Income Fund......   11.60%  10.20%     1.63%      N/A        5.78%       5.76%
Loomis Sayles
 Intermediate Duration
 Fixed Income Fund......    7.35%   6.89%      N/A       N/A        4.49%       4.63%
Loomis Sayles Investment
 Grade Fixed Income
 Fund...................    7.77%   7.74%     4.64%     7.94%        N/A        9.84%
Loomis Sayles Mid Cap
 Growth Fund............     N/A     N/A       N/A       N/A         N/A         N/A
Loomis Sayles Provident
 Fund...................     N/A   25.34%    20.65%      N/A         N/A       19.70%
Loomis Sayles Small
 Company Growth Fund....     N/A   69.49%      N/A       N/A       69.00%      62.68%
Loomis Sayles Small
 Company Value Fund.....     N/A   21.83%      N/A       N/A         N/A       11.42%

-----------------
* Performance (for other than the one-year period for the Loomis Sayles Fixed Income Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                           AVERAGE ANNUAL TOTAL RETURN
                          --------------------------------------------------------------
                          CURRENT FOR THE   FOR THE    FOR THE     FROM
                            SEC   ONE-YEAR THREE-YEAR FIVE-YEAR  MODIFIED   FROM ACTUAL
                           YIELD   PERIOD    PERIOD    PERIOD   INCEPTION** INCEPTION***
                            AT     ENDED     ENDED      ENDED     THROUGH     THROUGH
FUND                      9/30/00 9/30/00   9/30/00    9/30/00    9/30/00     9/30/00
----                      ------- -------- ---------- --------- ----------- ------------
Loomis Sayles California
 Tax-Free Income Fund...    4.32%   4.09%     3.26%     4.10%        N/A        4.21%
Loomis Sayles Core Fixed
 Income Fund............    6.69%   5.36%     4.01%      N/A        5.30%       5.13%
Loomis Sayles Core Plus
 Fixed Income Fund......     N/A     N/A       N/A       N/A         N/A         N/A
Loomis Sayles Fixed
 Income Fund............    8.78%   5.93%     4.06%     7.87%      10.40%      10.50%
Loomis Sayles High Yield
 Fixed Income Fund......   11.29%   9.89%     1.13%      N/A        4.91%       4.90%
Loomis Sayles
 Intermediate Duration
 Fixed Income Fund......    6.90%   6.42%      N/A       N/A        3.76%       3.90%
Loomis Sayles Investment
 Grade Fixed Income
 Fund...................    7.71%   7.71%     4.54%     7.75%        N/A        9.51%
Loomis Sayles Mid Cap
 Growth Fund............     N/A     N/A       N/A       N/A         N/A         N/A
Loomis Sayles Provident
 Fund...................     N/A   24.96%    20.14%      N/A         N/A       19.15%
Loomis Sayles Small
 Company Growth Fund....     N/A   69.34%      N/A       N/A       67.86%      61.10%
Loomis Sayles Small
 Company Value Fund.....     N/A   21.42%      N/A       N/A         N/A       10.75%

-----------------
 ** Modified inception dates are as follows:

  Loomis Sayles California Tax-Free & Income Fund............. June 30, 1995
  Loomis Sayles Core Fixed Income Fund........................ April 30, 1996
  Loomis Sayles Fixed Income Fund............................. January 31, 1995
  Loomis Sayles High Yield Fixed Income Fund.................. June 30, 1996
  Loomis Sayles Intermediate Duration Fixed Income Fund....... January 31, 1998
  Loomis Sayles Mid Cap Growth Fund........................... February 28, 2001
  Loomis Sayles Small Company Growth Fund..................... May 31, 1999

*** Actual Inception Dates:

  Loomis Sayles California Tax-Free Income Fund............... June 1, 1995
  Loomis Sayles Core Fixed Income Fund........................ April 24, 1996
  Loomis Sayles Fixed Income Fund............................. January 17, 1995
  Loomis Sayles High Yield Fixed Income Fund.................. June 5, 1996
  Loomis Sayles Intermediate Duration Fixed Income Fund....... January 28, 1998
  Loomis Sayles Investment Grade Fixed Income Fund............ July 1, 1994
  Loomis Sayles Mid Cap Growth Fund........................... February 28, 2001
  Loomis Sayles Provident Fund................................ October 1, 1995
  Loomis Sayles Small Company Growth Fund..................... May 7, 1999
  Loomis Sayles Small Company Value Fund...................... June 30, 1999

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

  ABC and affiliates               Financial News Network
  Adam Smith's Money World         Financial Planning
  America Online                   Financial Planning on Wall
  Anchorage Daily News             Street
  Atlanta Constitution             Financial Research Corp.
  Atlanta Journal                  Financial Services Week
  Arizona Republic                 Financial World
  Austin American Statesman        Fitch Insights
  Baltimore Sun                    Forbes
  Bank Investment Marketing        Fort Worth Star-Telegram
  Barron's                         Fortune
  Bergen County Record (NJ)        Fox Network and affiliates
  Bloomberg Business News          Fund Action
  Bond Buyer                       Fund Decoder
  Boston Business Journal          Global Finance
  Boston Globe                     (the) Guarantor
  Boston Herald                    Hartford Courant
  Broker World                     Houston Chronicle
  Business Radio Network           INC
  Business Week                    Indianapolis Star
  CBS and affiliates               Individual Investor
  CDA Investment Technologies      Institutional Investor
  CFO                              International Herald Tribune
  Changing Times                   Internet
  Chicago Sun Times                Investment Advisor
  Chicago Tribune                  Investment Company Institute
  Christian Science Monitor        Investment Dealers Digest
  Christian Science Monitor News   Investment Profiles
  Service                          Investment Vision
  Cincinnati Enquirer              Investor's Daily
  Cincinnati Post                  IRA Reporter
  CNBC                             Journal of Commerce
  CNN                              Kansas City Star
  Columbus Dispatch                KCMO (Kansas City)
  CompuServe                       KOA-AM (Denver)
  Dallas Morning News              LA Times
  Dallas Times-Herald              Leckey, Andrew (syndicated
  Denver Post                      column)
  Des Moines Register              Life Association News
  Detroit Free Press               Lifetime Channel
  Donoghues Money Fund Report      Miami Herald
  Dorfman, Dan (syndicated column) Milwaukee Sentinel
  Dow Jones News Service           Money Magazine
  Economist                        Money Maker
  FACS of the Week                 Money Management Letter
  Fee Adviser                      Morningstar
                                   Mutual Fund Market News

  Mutual Funds Magazine            San Jose Mercury
  National Public Radio            Seattle Post-Intelligencer
  National Underwriter             Seattle Times
  NBC and affiliates               Securities Industry Management
  New England Business             Smart Money
  New England Cable News           St. Louis Post Dispatch
  New Orleans Times-Picayune       St. Petersburg Times
  New York Daily News              Standard & Poor's Outlook
  New York Times                   Standard & Poor's Stock Guide
  Newark Star Ledger               Stanger's Investment Advisor
  Newsday                          Stockbroker's Register
  Newsweek                         Strategic Insight
  Nightly Business Report          Tampa Tribune
  Orange County Register           Time
  Orlando Sentinel                 Tobias, Andrew (syndicated
  Palm Beach Post                  column)
  Pension World                    Toledo Blade
  Pensions and Investments         UP
  Personal Investor                US News and World Report
  Philadelphia Inquirer            USA Today
  Porter, Sylvia (syndicated       USA TV Network
  column)                          Value Line
  Portland Oregonian               Wall Street Journal
  Prodigy                          Wall Street Letter
  Public Broadcasting Service      Wall Street Week
  Quinn, Jane Bryant (syndicated   Washington Post
  column)                          WBZ
  Registered Representative        WBZ-TV
  Research Magazine                WCVB-TV
  Resource                         WEEI
  Reuters                          WHDH
  Rocky Mountain News              Worcester Telegram
  Rukeyser's Business (syndicated  World Wide Web
  column)                          Worth Magazine
  Sacramento Bee                   WRKO
  San Diego Tribune
  San Francisco Chronicle
  San Francisco Examiner

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

  Loomis Sayles Investment Trust's advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to:

  A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

  Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

  Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

  Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

  A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

  Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

  A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

  Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

  Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

  Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

  In addition, Loomis Sayles Investment Trust's advertising and promotional material may include, but is not limited to, discussions of the following information:

    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

    Loomis Sayles Investment Trust's and Loomis, Sayles & Company, L.P.'s website

    Loomis Sayles Publications, including fact sheets for each Fund

    Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

    Specific and general investment philosophies, strategies, processes, and techniques

    Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

    Industry conferences at which Loomis Sayles participates

    Current capitalization, levels of profitability and other financial information

    Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

    The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

    The types of clients Loomis Sayles advises and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

    Current and historical statistics relating to:

    --total dollar amount of assets managed

    --Loomis Sayles assets managed in total and by Fund

    --the growth of assets

    --asset types managed

  Loomis Sayles tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Investment Trust listens to its clients and works hard to deliver results that exceed their expectations.